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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 18, 2005
                        (Date of earliest event reported)

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


MARYLAND                              1-11718             36-3857664
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(State or other jurisdiction of       (Commission         (IRS Employer
incorporation or organization)        File No.)           Identification Number)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS              60606
(Address of principal executive offices)                  (Zip Code)

                                 (312) 279-1400
              (Registrant's telephone number, including area code)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 18, 2005, Equity LifeStyle Properties, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2005. This information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity LifeStyle Properties, Inc. under the Securities Act of 1933, as amended.

ITEM 8.01        OTHER EVENTS

         Equity LifeStyle Properties, Inc. announced comments on the Company's second quarter performance. The comments reflect the prepared remarks of Thomas Heneghan, President and CEO of the Company. The remarks should be read in conjunction with the second quarter earnings release issued separately today.

         "We are very pleased with our results for the second quarter of 2005, especially with the progress made on the 2005 goals we identified during our year-end 2004 conference call, including sales, site utilization, development and capital redeployment.

         We continue to improve both the volume and profitability of our new home sales. We have introduced new cottage designs in our resort properties that are being well received by our customers. In addition, the design and quality improvements made over the years with our resort homes have enabled us to meet the demands of customers seeking high quality, aesthetically pleasing newer homes at reasonable prices in attractive locations.

         Although we still have much to do in 2005, we are also preparing for 2006. We continue to make progress on our ability to use our breadth of locations, price points and multiple use options to meet the lifestyle demands of both active RVer's and those seeking second home, seasonal home or active retirement housing opportunities. These efforts include an emphasis on print and Internet marketing and customer loyalty programs.

         Our business allows interested customers to enjoy the lifestyle benefits available in our communities by leasing our shareholders' land for the placement of their home, cottage, or recreational vehicle. This allows our customers to enjoy locations that would otherwise be unavailable or which would require additional capital to obtain.

         We believe this relationship is an attractive value proposition for our customers while also providing our shareholders a stable and predictable investment in real estate.

         However, in certain locations where demand has resulted in generally higher housing costs, there is sometimes a tension between the rights of our shareholders to benefit from the appreciation of their real estate and the desire of some customers to control their housing costs. It is this tension that underpins our property rights related initiatives regarding rent control and other regulations impacting our properties.

         Recent decisions of the U.S. Supreme Court avoided creating certain "bright line" tests to determine when legislative actions affecting property rights have gone too far. Instead, the decisions



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focused on an inquiry into the nature and impact of the specific legislative action. In response, various constituencies have been lobbying for increased protection of private property rights.

         One outcome of the decisions is renewed activity in the litigation regarding our property in San Rafael, California.

         With respect to other goals, we expect to expand properties in Arizona, Florida, North Carolina and Illinois by approximately 500 sites in 2006 and we continue to evaluate additional development and redevelopment opportunities in Florida, Arizona, Maine, Texas, California, Washington and Oregon.

         Finally, we continue to evaluate properties for sale. We are currently marketing seven properties. Our goal is to redeploy capital away from these affordable housing properties and towards properties geared toward lifestyle opportunities. We believe the demographic and cultural trends over the next decade and beyond bode well for investments geared toward lifestyle."

         This news release includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate", "expect", "believe", "intend", "may be" and "will be", and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

         Equity LifeStyle Properties, Inc. owns or has an interest in 279 quality properties in 26 states and British Columbia consisting of 101,960 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

         A webcast of these remarks will be available via the Company's website prior to the Company's conference call at 10:00 a.m., CDT, on July 19, 2005. The conference call will not have any pre-recorded remarks and will be limited to questions and answers from interested parties.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

         Exhibit 99.1 Equity LifeStyle Properties, Inc. press release dated July 18, 2005 "New Home Sales Increase over 50 Percent."



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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               EQUITY LIFESTYLE PROPERTIES, INC.




                                               BY:  /s/ Thomas P. Heneghan
                                                   -----------------------------
                                                    Thomas P. Heneghan
                                                    Chief Executive Officer


                                               BY:  /s/ Michael B. Berman
                                                   -----------------------------
                                                    Michael Berman
                                                    Vice President and
                                                      Chief Financial Officer




DATE:      July 19, 2005
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